Exhibit 4.b

DECLARATION OF TRUST OF KCPL FINANCING II

            This DECLARATION OF TRUST of KCPL Financing II (the "Trust"), dated as of December 10, 1996, among (i) Kansas City Power & Light Company, a Missouri corporation (the "Depositor"), (ii) The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as trustee of the Trust, (iii) First Chicago Delaware Inc., a Delaware corporation, not in its individual capacity but solely as trustee of the Trust, and (iv) Andrea F. Bielsker, an individual employed by the Depositor, not in her individual capacity but solely as trustee of the Trust (each of such trustees in (ii), (iii) and (iv) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

       1.       The trust created hereby shall be known as "KCPL Financing II", in which name the Trustees, or the Depositor to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

       2.       The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of $10. The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under Chapter 38 of Title 12 of the Delaware code, 12 Del. C. (section symbol) 3801 et seq. (the "Business Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Business Trust At.

       3.       The Depositor and the Trustees will enter into an amended and restated Declaration of Trust, satisfactory to each such party and substantially in the form to be included as an exhibit to the 1933 Act Registration Statement referred to below, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Declaration of Trust, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as may be necessary to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise.

       4.       The Depositor and the Trustees hereby authorize and direct the Depositor (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) a Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred

Securities of the Trust and certain other securities and (b) a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Securities Exchange Act of 1934, as amended; (ii) to file with the New York Stock Exchange (the "Exchange") and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the Exchange and (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable. In the event that any filing referred to in clauses (i) and (ii) above is required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or her capacity as Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all the foregoing, it being understood that The First National Bank of Chicago and First Chicago Delaware Inc., in their capacities as Trustees of the Trust, respectively, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with all of the foregoing, the Depositor and each Trustee, solely in its or her capacity as Trustee of the Trust, hereby constitutes and appoints Jeanie S. Latz and Andrea F. Bielsker, and each of them, as its or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith and in connection with the filing of the 1933 Act Registration Statement and the 1934 Act Registration Statement, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

       5.       This Declaration of Trust may be executed in one or more counterparts.

       6.       The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Business Trust Act, one

Trustee shall either be a natural person who is a resident of the State of Delaware, or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. The Trustees may resign upon thirty days prior notice to Depositor.

       7.       First Chicago Delaware Inc., in its capacity as Trustee, shall not have any of the powers or duties of the Trustees set forth herein and shall be a Trustee of the Trust for the sole purpose of satisfying the requirements of Section 3807 of the Business Trust Act.

       8.       This Declaration of Trust shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

            IN WITNESS WHEREOF, the parties hereto have caused this Declaration of Trust to be duly executed as of the day and year first above written.
KANSAS CITY POWER & LIGHT COMPANY, as Depositor		ANDREA F. BIELSKER, not in her individual capacity but solely as Trustee

By:	/s/Jeanie Sell Latz	By:	/s/Andrea F. Bielsker

Jeanie S. Latz Sr. Vice President

THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Trustee

By:	/s/John R. Prendiville
By:
John R. Prendiville Vice President

FIRST CHICAGO DELAWARE INC. not in its individual capacity but solely as Trustee

By:	/s/Steven M. Wagner

Steven M. Wagner Vice President

DECLARATION OF TRUST OF KCPL FINANCING III

            This DECLARATION OF TRUST of KCPL Financing III (the "Trust"), dated as of December 10, 1996, among (i) Kansas City Power & Light Company, a Missouri corporation (the "Depositor"), (ii) The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as trustee of the Trust, (iii) First Chicago Delaware Inc., a Delaware corporation, not in its individual capacity but solely as trustee of the Trust, and (iv) Andrea F. Bielsker, an individual employed by the Depositor, not in her individual capacity but solely as trustee of the Trust (each of such trustees in (ii), (iii) and (iv) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

       1.       The trust created hereby shall be known as "KCPL Financing III", in which name the Trustees, or the Depositor to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

       2.       The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of $10. The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a business trust under Chapter 38 of Title 12 of the Delaware code, 12 Del. C. (section symbol) 3801 et seq. (the "Business Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Business Trust At.

       3.       The Depositor and the Trustees will enter into an amended and restated Declaration of Trust, satisfactory to each such party and substantially in the form to be included as an exhibit to the 1933 Act Registration Statement referred to below, to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities and Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Declaration of Trust, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as may be necessary to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise.

       4.       The Depositor and the Trustees hereby authorize and direct the Depositor (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) a Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities of the Trust and certain other securities and (b) a Registration Statement on Form 8-A (the "1934 Act Registration

Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Securities Exchange Act of 1934, as amended; (ii) to file with the New York Stock Exchange (the "Exchange") and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the Exchange and (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable. In the event that any filing referred to in clauses (i) and (ii) above is required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or her capacity as Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all the foregoing, it being understood that The First National Bank of Chicago and First Chicago Delaware Inc., in their capacities as Trustees of the Trust, respectively, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with all of the foregoing, the Depositor and each Trustee, solely in its or her capacity as Trustee of the Trust, hereby constitutes and appoints Jeanie S. Latz and Andrea F. Bielsker, and each of them, as its or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith and in connection with the filing of the 1933 Act Registration Statement and the 1934 Act Registration Statement, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

       5.       This Declaration of Trust may be executed in one or more counterparts.

       6.       The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Business Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware, or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. The Trustees may resign upon thirty days prior notice to Depositor.

       7.       First Chicago Delaware Inc., in its capacity as Trustee, shall not have any of the powers or duties of the Trustees set forth herein and shall be a Trustee of the Trust for the sole purpose of satisfying the requirements of Section 3807 of the Business Trust Act.

       8.       This Declaration of Trust shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

            IN WITNESS WHEREOF, the parties hereto have caused this Declaration of Trust to be duly executed as of the day and year first above written.
KANSAS CITY POWER & LIGHT COMPANY, as Depositor		ANDREA F. BIELSKER, not in her individual capacity but solely as Trustee

By:	/s/Jeanie Sell Latz	By:	/s/Andrea F. Bielsker

Jeanie S. Latz Sr. Vice President

THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Trustee

By:	/s/John R. Prendiville
By:
John R. Prendiville Vice President

FIRST CHICAGO DELAWARE INC. not in its individual capacity but solely as Trustee

By:	/s/Steven M. Wagner

Steven M. Wagner Vice President